UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

United PanAm Financial Corp.
(Exact name of registrant as specified in its charter)

California	94-3211687
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24051

18191 Von Karman Avenue, Suite 300
Irvine, CA 92612
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 224-1917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 16, 2008, United PanAm Financial Corp. (the “Company”) entered into a First Amendment to Second Amended and Restated Registration Rights Agreement (the “Amendment”) with PAFGP, LLC, a California limited liability company, and Pan American Financial, L.P., a Delaware limited partnership (the “Partnership”), pursuant to which the parties agreed to amend the Second Amended and Restated Registration Rights Agreement dated July 26, 2005 to extend the period during which the Partnership may request registration of the shares of the Company’s common stock owned by it from December 31, 2008 to December 31, 2010.

The foregoing description of the Amendment is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	First Amendment to Second Amended and Restated Registration Rights Agreement dated January 16, 2008 among United PanAm Financial Corp., PAFGP, LLC and Pan American Financial, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp.
(Registrant)

Dated: January 22, 2008	By:	/s/ Arash A. Khazei
	Name:	Arash A. Khazei
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	First Amendment to Second Amended and Restated Registration Rights Agreement dated January 16, 2008 among United PanAm Financial Corp., PAFGP, LLC and Pan American Financial, L.P.